Investment in Real Estate Properties and Entities	12 Months Ended
Dec. 31, 2014
Real Estate [Abstract]
Investment in Real Estate Properties and Entities

NOTE 2 – INVESTMENT IN REAL ESTATE PROPERTIES AND ENTITIES

The Company acquired real estate property through its subsidiary, Talon First Trust, LLC, located at 180 5th Street East, St. Paul, MN on July 2, 2014. The building is primarily leased to tenants for commercial use. The property totals 656,875 net rentable square feet. As of December 31, 2014, the Company had tenants occupying approximately 66% of the rentable space.

The Company acquired real estate property through its subsidiary, Talon Bren Road, LLC, located on 20 acres of land at 10301 Bren Road West, Minnetonka, MN on May 29, 2014. This property is primarily leased to tenants who are wholesale product sales representatives. These leases are subject to a master lease agreement entered into between Talon Bren Road, LLC and Upper Midwest Allied Gifts Association, Inc., a Minnesota nonprofit corporation (“UMAGA”). This property has 164,472 of net rentable square feet. As of December 31, 2014, the Company had tenants occupying approximately 90% of the rentable space.

The Company owns and operates the following real estate properties through its subsidiary, 5130 LLC:

5130 Industrial Street, Maple Plain, MN

1350 Budd Ave, Maple Plain, MN

The properties are primarily leased to tenants for mixed commercial and industrial usage. The properties have a combined 171,639 net rentable square feet. As of December 31, 2014, the Company had tenants occupying approximately 81% of the rentable space.